UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2026
Evolv Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)
(781) 374-8100
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On August 6, 2026, the United States District Court for the District of Massachusetts (the “Court”) preliminarily approved the settlement (“Settlement”) of stockholder derivative claims actually or threatened to be brought on behalf of Evolv Technologies Holdings, Inc. (the “Company” or “Evolv”) in accordance with that certain Stipulation and Agreement of Settlement dated August 5, 2026. The Settlement fully and finally resolves the following stockholder derivative matters with prejudice: the consolidated stockholder derivative action pending in the United States District Court for the District of Massachusetts, captioned In re Evolv Technologies Holdings, Inc. Stockholder Derivative Litigation, Master File No. 1:24-cv-12822-ADB (D. Mass. 2024); the stockholder derivative actions pending in the Delaware Court of Chancery, captioned Bersch v. George, et al., C.A. No. 2025-0266-MTZ (Del. Ch. 2025) and Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025); as well as a pre-suit litigation demand asserted by Evolv stockholder Nicholas R. Ingrao. As part of the Settlement, the Company has agreed to implement certain corporate governance enhancements. The Settlement does not require any payment by the Company. The plaintiffs' attorneys' fees and expenses, in the amount of $1,275,000, will be paid by the Company's insurers pursuant to applicable insurance coverage.
Pursuant to the Settlement and the Court’s order granting preliminary approval of the Settlement, the Company is required to file this Current Report on Form 8-K with the Securities and Exchange Commission, including the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (the “Notice”), attached hereto as Exhibit 99.1, and the Stipulation and Agreement of Settlement together with the exhibits thereto (collectively, the “Stipulation”), attached hereto as Exhibit 99.2. The Notice and the Stipulation are available for review on the Investor Relations section of the Company’s website at: https://ir.evolvtechnology.com.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions.
99.2	Stipulation and Agreement of Settlement, dated August 5, 2026, including exhibits thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date: August 7, 2026	By:	/s/ John Kedzierski
	Name:	John Kedzierski
	Title:	Chief Executive Officer